UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 18, 2003

PRIMAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Delaware	333-46494	36-4170318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18881 Von Karman Avenue Suite 500 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 260-1500

Item 5. Other Events.

On February 14, 2003, Primal Solutions, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1	Press Release dated February 14, 2003 attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2003	PRIMAL SOLUTIONS, INC.

	By:	/s/ Joseph R. Simrell
Joseph R. Simrell Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated February 14, 2003